Selling Expenses	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Selling Expenses
Selling Expenses
8.	Selling expenses

For the six-months periods ended June 30, 2021 and 2020, selling expenses mainly consist of personnel expenses which include salary and salary-related expenses and share-based payments recognized from the Group’s ESOP (note 14).

8.	Selling Expenses

Selling expenses consist of the following:

In € thousand	2020	2019
Personnel expenses	13,270	3,358
Professional services	1,196	327
Depreciation/amortization	41	34
Other selling expenses	765	926
Total selling expenses	15,272	4,645

In preparation for providing air mobility services the Group has incurred expenses to allow them to operate as an airline, to prepare infrastructure for vertiports, marketing and external communications. These have been classified as selling expenses. Personnel expenses mainly include salary and salary-related expenses and share-based payments recognized from the Group’s ESOP (note 20).